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                          LIFE CYCLE MUTUAL FUNDS, INC.
                        SUPPLEMENT DATED JANUARY 27, 1997
                                       TO
                        PROSPECTUS DATED OCTOBER 11, 1996

         This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

PURCHASE OF SHARES
(The following paragraph is added to the end of this section)

         Automatic Investment Plan. Effective January 27, 1997, the Life Cycle Program offers an Automatic Investment Plan. The Automatic Investment Plan option automatically debits money from the shareholder's checking, NOW or bank money market account designated by the shareholder in specified amounts of $50 or more per transaction, and Fund shares will be purchased, once a month, on either the fifth or twentieth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible.

         Shareholders electing to start this Automatic Investment Plan when opening an account should complete the Account Option Form which accompanies the Account Application. Current shareholders may begin such a plan at any time by sending a signed letter with a signature guarantee and a deposit slip or voided check.

         Shares are sold at the public offering price which is the net asset value of the share next determined plus the applicable sales charge after the Life Cycle Program receives your order in proper form. In most cases, in order to receive that day's public offering price, the Life Cycle Program must receive your order before the close of business. Orders for shares will be accepted by the Fund after funds are converted to federal funds provided that all requisite forms (i.e. Account Application and Account Option Form) are completed.

         If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase you should pay for those with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise, the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.